UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of July 2002 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 42 thereof, entered into various agreements relating to Los Lunas Apartments Limited Partnership, a New Mexico limited partnership (the "Operating Partnership") on behalf of Series 42 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of July 2002 (the "Operating Partnership Agreement"), pursuant to which Series 42 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 38 unit apartment complex for families located at Los Lunas in Valencia County, New Mexico, which is known as Hillridge Apartments (the "Apartment Complex"). The Apartment Complex consists of 4 buildings containing 19 two-bedroom units and 19 three-bedroom units. Amenities include a playground. Construction of the Apartment Complex commenced in September 1995 and was completed in July 1996. 100% Occupancy was achieved in November 1996.

The Operating Partnership received permanent financing in the amount of $1,256,000 (the "Permanent Mortgage") from N.M. Mortgage Finance Authority. The Permanent Mortgage is expected to bear interest at 8.85% per annum payable over a 40-year amortization period and a 40-year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Orlando Montoya, (the "General Partner"). He is the owner of Mondel Enterprises, which is the general contractor and the management agency for this project. Mr. Montoya has had extensive experience in developing, constructing, and managing similar affordable housing projects with financing provided by the Rural Economic and Community Development RRH 515 Housing Program.

Series 42 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,086,935 to the Operating Partnership in 4 installments as follows:

    $706,007 (the "First Installment") on the latest of (A) the Admission Date, (B) the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax Credit Set-Aside, or (E) the Construction Permitting Date;
    $200,000 (the "Second Installment") on the latest of (A) the Completion Date, (B) the Cost Certification, (C) State Designation, (D) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, (E) receipt of payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract, (F) receipt of estoppel letter from each Lender, or (G) compliance with all due diligence recommendations of the Investment Limited Partner;
    $160,928 (the "Third Installment") on the latest of (A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, or (C) Rental Achievement; and
    $200,000 (the "Fourth Installment") upon the receipt of a tax return and an audited financial statement for the year in which Rental Achievement occurred.

The First, Second, Third, and Fourth Installments have been paid by Series 24.

The total Capital Contribution of Series 24 to the Operating Partnership is based on the Operating Partnership receiving $1,770,277 in Tax Credits during the 10-year period commencing in 2002 of which 99.99% ($1,770,100) will be allocated to Series 42 as the Investment Limited Partner of the Operating Partnership.

Series 42 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	80%	80%
Investment Limited Partner	99.99%	19.999%	20%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 42.

Series 42 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2002 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 6.12(b) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2002 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $5,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 6.12(c) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $150,000. The Development Fee, of which $38,991 shall be deferred, shall be due and payable only in accordance with Section 6.12(a) of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on December 31, 2012 from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President